UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011(March 23, 2011)

Global Indemnity plc
(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arthur Cox Building Earlsfort Terrace Dublin 2, Ireland	None
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +(353) (0) 1 618 0517

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 23, 2011, David Myers is no longer President of Diamond State Group.  Diamond State Group is one of the insurance operating divisions of Global Indemnity, plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

March 28, 2011	By:	/s/ Thomas M. McGeehan

Name: Thomas M. McGeehan
Title: Chief Financial Officer